RAMTRON INTERNATIONAL CORPORATION
                             1999 STOCK OPTION PLAN

1.  Establishment and Purpose of the Plan.

Ramtron International Corporation hereby establishes this 1999 Stock Option Plan to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals and
(iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.  Definitions.

The following definitions shall apply throughout the Plan:

a. "Affiliate" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

b.  "Board of Directors" shall mean the Board of Directors of the Company.

c. "Code" shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

d. "Company" shall mean Ramtron International Corporation, a Delaware corporation (or any successor corporation), any "subsidiary" corporation, whether now or hereafter existing as defined in Section 424(f) and (g) of the Code, and any "parent" corporation, whether now or hereafter existing, as defined in Sections 424(e) and (g) of the Code.

e. "Continuous Employment" shall mean the absence of any interruption or termination of employment by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board of Directors or in the case of transfers between locations of the Company.

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f.  "Disability" shall mean the inability of the Optionee to engage in any substantial gainful activity be reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months. In determining the Disability of the Optionee, the Board of Directors may require the Optionee to furnish proof of the existence of the Disability and may select a physician to examine the Optionee.
    The final determination as to the Disability of the Optionee shall be made by the Board of Directors.

g. "Employee" shall mean any employee of the Company who is not an officer or director of the Company.

h. "Fair Market Value" shall mean, with respect to Shares, the fair market value per Share on the date that an option is granted as determined by the Board of Directors in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Shares, the fair market value per Share shall be the closing price of the Shares on all securities exchanges on which the Shares may be listed, as of the date of grant, as reported in the Wall Street Journal, or if the Shares are not so listed on the date of grant, then the closing price quoted in the National Association of Securities Dealers Automated Quotation (Nasdaq) System as of 4:00 P.M., New York time, or, if the Shares are not quoted on the Nasdaq System, then the closing price of the Shares on the date of grant in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization; provided that, if the grant date is not a trading day, such determination will be made as of the immediately preceding trading day.

i. "Option" shall mean the grant of the right to an Employee pursuant to the Plan to purchase a specified number of Shares at a specified exercise price. All Options granted under the Plan shall be non-qualified stock options that are not intended to meet the requirements of "incentive stock options" within the meaning of Section 422 of the Code.

j.  "Optioned Stock" shall mean the Shares subject to an Option.

k. "Optionee" shall mean an Employee who is granted an Option under the Plan.

l. "Plan" shall mean this Ramtron International Corporation 1999 Stock Option Plan as amended from time to time.

m. "Shares" shall mean shares of the common stock of the Company, par value per share of $0.01, or any shares into which such Shares may be converted in accordance with Section 9 of the Plan.

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n.  "Termination for Cause" shall mean termination of employment as a result of (i) any act or acts by the Optionee constituting a felony under any federal, state or local law; (ii) the Optinee's willful and continued failure to perform the duties assigned to him or her as an Employee;
    (iii) any material breach by the Optionee of any agreement with the Company concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company;
    (iv) dishonesty, gross negligence or malfeasance by the Optionee in the performance of his or her duties as an Employee or any conduct by the Optionee which involves a material conflict of interest with any business of the Company; or (v) the Optinee's taking or knowingly omitting to take any other action or actions in the performance of Optionee's duties as an Employee without informing appropriate members of management to whom such Optionee reports, which action or actions, in the detemination of the Board of Directors , have caused or substantially contributed to the material deterioration in the business of the Company.

3.  Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 700,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 9 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again be available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan. Any Shares which may be tendered, actually or by attestation, by an Optionee as full or partial payment in connection with the exercise of any Option under the Plan shall again be available for Options thereafter granted during the remainder of the Plan.

4.  Administration of the Plan.

a. Unless otherwise determined by the Board of Directors, as evidenced by a resolution duly adopted by the Board of Directors, the Plan shall be administered by the Board of Directors.

b. Subject to the provisions of the Plan, the Board of Directors shall have the authority, in its discretion: (i) to determine, upon review of relevant information, the Fair Market Value per Share; (ii) to determine the exercise price of the Options to be granted to Employees, in accordance with Section 6(d) of the Plan; (iii) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares subject to each Option; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan

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    subject to the limitations set forth in Section 10 of the Plan; (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical with the terms of other Options) and, with the consent of the holder thereof, modify or amend an outstanding Option;
    (vi) to accelerate the exercise date of any Option; (vii) to determine whether any Optionee will be required to execute a stock purchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and to amend any such agreement; (viii) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options and to determine the eligibility of an Employee for benefits hereunder and the amount thereof; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; (x) to cancel any outstanding Options and grant to an Optionee in replacement thereof such number of Options on such terms and conditions as the Board of Directors shall determine; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

c. All decisions, determinations and interpretations of the Board of Directors shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

d. The Board of Directors shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Board of Directors shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Board of Directors without a meeting, shall constitute acts of the Board of Directors.

e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5.  Eligibility.

Options may be granted only to Employees, as defined under Section 2 of the Plan; accordingly, officers and directors of the Company are specifically excluded from participation in the Plan. An Employee who has been granted an Option may be granted, if he or she is otherwise eligible, additional Options. In the event that an employee to whom an Option is granted under the Plan shall, subsequent to the date of the Option grant, become an officer or director of the Company, such employee shall cease to be eligible to participate in the Plan with respect to any further Option grants; provided, however, that Options granted to such employee under the Plan prior to his or her becoming an officer or director shall not be affected thereby.

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6.  Terms and Conditions of Option.

Options granted pursuant to the Plan by the Board of Directors shall be evidenced by an Option Agreement providing, in addition to such other terms as the Board of Directors may deem advisable, the following terms and conditions:

a. Time of Granting Options. The date of grant of an Option shall be, for all purposes, the date on which the Board of Directors makes the determination granting such Option; provided, however, that if the Board of Directors determines that such grant shall be effective as of some future date, the date of grant shall be as of such future date. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains.

c. Vesting. Options granted under the Plan shall vest as determined by the Board of Directors, in its sole and absolute discretion, from time to time, which may include installment or performance vesting or other contingent vesting provisions.

d. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board of Directors as of the date of grant; provided, however, that such price shall in no event be less than 95% of the Fair Market Value on the date of grant.

e. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board of Directors on the date of grant and may consist entirely of (1) cash, check or full recourse promissory notes or (2) Shares having a Fair Market Value on the date of surrender (either actually or by attestation) equal to the aggregate exercise price of the Shares to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares permitted under any laws to which the Company is subject which is approved by the Board of Directors in its discretion; provided, however that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's tax withholding obligations. Payment of the exercise price specified in the Option may also be made in accordance with procedures for a "cashless exercise" (including the delivery of an irrevocable notice of exercise) as the same may be established from time to time by the Company to facilitate exercises of Options and sales of Shares under this Plan.

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If the consideration for the exercise of an Option is a promissory note, it shall be a full recourse promissory note executed by the Optionee, bearing interest at a test rate which shall be sufficient to preclude the imputation of interest under the applicable provisions of the Code. Until such time as the promissory note has been paid in full, the Company may retain the Shares purchased upon exercise of the Option in escrow as security as security for payment of the promissory note.

If the consideration for the exercise of an Option is the actual surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or government authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by the Board of Directors in its sole discretion exercised in good faith.

f. Term of Options. The term of an Option may be up to ten years plus one day from the date of grant thereof. The term of any Option may be less than the maximum term provided for herein as specified by the Board of Directors upon grant of the Option and as set forth herein.

7.  Exercise of Option.

a. In General. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board of Directors and as shall be permissible under the Plan, including any performance or other criteria with respect to the Company and/or the Optionee, as may be determined by the Board of Directors.

    An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Board of Directors and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or evidence that arrangements for the collection or payment of such tax satisfactory to the Committee have been made). Full payment may consist of such consideration and method of payment allowable under Section 6(e) of the Plan.

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c.  Decrease in Available Shares.  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised, except if the Option is exercised by tendering Shares, either actually or by attestation.

d. Exercise of Stockholder Rights. Until the Option is properly exercised in accordance with the terms of this Section 7, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

e. Termination of Continuous Employment. If an Employee's Continuous Employment with the Company terminates for any reason other than death, Disability or Termination for Cause, he or she may exercise his or her Option to the extent the Option was exercisable as of the date of such termination, but only within 90 days following the date of such termination (subject to any earlier termination of the Option as provided by its terms).

    The Board of Directors, at any time, may extend beyond 90 days the period of time during which an Optionee may exercise his or her Option following the date on which his or her Continuous Employment with the Company terminates for any reason other than death, Disability or Termination for Cause.

    Notwithstanding the forgoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Option Agreement, and, unless otherwise amended by the Board of Directors, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment with the Company terminated. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

f. Death or Disability of Optionee. If an Optionee's Continuous Employment with the Company terminates due to death or Disability of the Optionee, the Option may be exercised, in the case of death, by the Optionee's estate or be a person who acquired the right to exercise the Option be bequest or inheritance, or, in the case of Disability, by the Optionee, within one year following the date of such termination (subject to any earlier termination of the Option as provided by its terms).

    Notwithstanding the forgoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Option Agreement, and, unless otherwise amended by the Board of Directors, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment with the Company terminated. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

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g.  Termination for Cause. If an Optionee's Continuous Employment with the
    Company terminates due his or her Termination for Cause, he or she may exercise his or her Option to the extent the Option was exercisable as of the date of such termination, but only within 30 days following the date of such Termination for Cause (subject to any earlier termination of the Option as provided by its terms).

    Notwithstanding the forgoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Option Agreement, and, unless otherwise amended by the Board of Directors, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment with the Company terminated. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

h. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Section 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

i. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

    Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

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j.  Withholding or Deduction for Taxes.  If, at any time, the Company, any
    Parent or Subsidiary is required, under applicable laws and regulations, to withhold, or to make any deduction for, any taxes or take any other action in connection with any Option exercise made hereunder or transfer of Shares, the Company, such Parent or Subsidiary shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld there from, and, in the case of Shares, the Optionee or his or her estate or beneficiary shall be required to pay to the Company, such Parent or Subsidiary the amount of taxes required to be withheld, or, in lieu thereof, the Company, such Parent or Subsidiary shall have the right to retain, or sell without notice, a sufficient number of Shares to cover the amount required to be withheld, or to make other arrangements with respect to withholding as it shall deem appropriate. The Board of Directors may, in its discretion, permit an Optionee to elect, subject to such conditions as the Board of Directors shall impose to deliver to the Company previously acquired Shares having a fair market value sufficient to satisfy all or part of the Optionee's estimated total tax obligation associated with the transaction.

8.  Nontransferability of Options.

    Options granted under the Plan may not be sold, pledged, assigned, hypotheticated, gifted, transferred, or disposed of in any manner, voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce, and any such attempt may result, at the discretion of the Board of Directors, in the termination of such Options. During the lifetime of the Optionee, his or her Option may be exercised only by the Optionee or his or her legal guardian.

9.  Adjustments Upon Change in Corporate Structure.

a. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination, the payment of a stock dividend, recapitalization, merger, consolidation, exchange, spin-off, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees), as may be necessary to prevent dilution or enlargement of rights; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration. Any such adjustment shall be made by the Board of Directors, in its sole discretion, whose determination in that respect shall be final, binding and conclusive.
    The existence of the Plan and outstanding Options shall not limit or affect in any way the right or power of the company to engage in any such transactions.

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b.  In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets or stock of the Company (other than in the ordinary course of business), or the merger or consolidation of the company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation or as a result of which the outstanding Shares are exchanged or converted into cash or property or securities not of the company, the Board of Directors shall (i) make provision for the assumption of all outstanding Options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board of Directors which is at least 30 days after the notice thereof to the Optionee, unless such 30-day period is waived by the Optionee, and shall give each Optionee the right to exercise the Option as to all or any part of the Optioned Stock, including Shares covered by the Option as to which the Option would not otherwise be exercisable, provided such exercise does not violate Section 7(e) of the Plan. In the event the Company elects to comply with Section 9(b)(i) and the Optionee's Continuous Employment is subsequently terminated (other than by a voluntary termination by the Optionee of Termination for Cause) prior to the time such Optionee's Options are fully vested, such Optionee's Options shall be fully and immediately vested and such Optionee shall have the right to exercise his or her Options as to all or any part of the Optioned Stock including Shares as to which the Options would not otherwise be exercisable, provided such exercise does not violate Section 7(e) of the Plan.

c. No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

10.  Amendment and Termination of the Plan.

a. Amendment and Termination. The Board of Directors may amend or terminate the Plan from time to time in such respects as the Board of Directors may deem advisable.

b.  Effect of Amendment or Termination.  Except as otherwise provided in
    Section 9 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

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11.  Indemnification.

No member of the Board of Directors shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving actual bad faith, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or employee. In addition to such other rights of indemnification, as they may have as members of the Board of Directors, the Board of Directors shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred, in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any act or action taken, by commission or omission, in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board of Directors member is liable for actual bad faith in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, a Board of Directors member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.
12.  Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

13.  General Provisions.

a. Other Plans. Nothing contained in the Plan shall prohibit the company from establishing additional incentive compensation arrangements.

b. No Enlargement of Rights. Neither the Plan, nor the granting of Shares, nor any other action taken pursuant tot he Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the company will retain an Employee in employment for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the company to terminate the employment of any Employee thereof at any time for any reason or no reason.

c. Notice. Any notice given to the Company pursuant to the provisions of the Plan shall be addressed to the company in care of its Secretary (or such other person as the company may designate from time to time) at its principal office, and any notice to be given to an Optionee to whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereinafter

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    designate to the Company in writing.  Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

d. Legends on Certificates. Unless an appropriate registration statement is filed pursuant to the Securities Act of 1933, as amended, with respect to the Options and Shares issuable under this Plan, each document or certificate representing such Options or Shares shall be endorsed thereon with a legend substantially as follows:

    "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, and have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof. No sale, transfer or distribution may be effected without an effective registration statement relating thereto or an opinion of counsel satisfactory to the company that such REGISTRATION IS NOT REQUIRED."

    Each document or certificate representing the Options or Shares issuable under the Plan shall also contain legends as may be required under applicable blue sky laws or by any agreement the execution of which is a condition to the exercise of an Option under this Plan.

e. Applicable Law. To the extent that federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the law of the state of Delaware, without regard to the conflict of law rules thereof.

f. Information to Optionees. The Company shall provide, upon request, without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

g. Availability of Plan. A copy of the plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person inquiring about it.

h. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

14.  Effective Date and Term of Plan.

The Plan shall become effective upon Board of Directors approval of the Plan and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 10 of the Plan.

                                  Page-179
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